Exhibit 4.6

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Form of Warrant for the Purchase of Units

No.

Issue Date:

THIS CERTIFIES that, for consideration, the receipt and sufficiency of which are hereby acknowledged, and other value received,                            (the “Holder”) is entitled to subscribe for, and purchase from, ADVANCED LIFE SCIENCES HOLDINGS, INC., a Delaware corporation (the “Company”), upon the terms and conditions set forth herein, at any time or from time to time during the Exercise Period (as defined below), up to an aggregate of                      units of the Company (the “Units”), with each Unit consisting of 100 shares of the Company's common stock, par value $0.01 per share (the “Common Stock”), and 100 warrants to purchase Common Stock at an exercise price of $             per share (the “Stock Warrants”). The Units shall separate immediately upon the exercise of this Warrant and shares of Common Stock and Stock Warrants shall be issued separately. This Warrant is initially exercisable at a price of $               per Unit, subject to adjustment as described in this Warrant. The term “Exercise Price” shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per Unit. The Company may, in its sole discretion, reduce the then current Exercise Price to any amount or extend the Exercise Period, at any time. Such modifications to the Exercise Price or Exercise Period may be temporary or permanent.

As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a “Warrant Share.” The Stock Warrants issuable upon exercise of this Warrant shall be in the form set forth in Exhibit A.

1.                                       Exercise of this Warrant.

(a)                                  Subject to the terms of this Warrant, this Warrant may be exercised at any time in whole and from time to time in part, at the option of the Holder, on or after the date this Warrant is issued and on or prior to the earlier of: (x) the date that is forty-five (45) days after the Company’s first public announcement that the U.S. Food and Drug Administration has accepted the Company’s Special Protocol Assessment relating to the additional clinical data needed for regulatory approval of cethromycin in the treatment of community acquired bacterial pneumonia; and (y) December 31, 2010 (the “Exercise Period”). This Warrant shall initially be exercisable in whole or in part for that number of Units as indicated on the first page of this Warrant, for an exercise price per Unit equal to the Exercise Price, by delivery to the Company at its office at 1440 Davey Road, Woodridge, Illinois 60517, or at such other place as is designated in writing by the Company, of:

(i)                         a completed Election to Purchase, in the form set forth in Exhibit B, executed by the Holder exercising all or part of the purchase rights represented by this Warrant;

(ii)                      this Warrant; and

(iii)                   subject to Section 1(c) below, payment of an amount equal to the product of the Exercise Price multiplied by the number of Units being purchased upon such exercise in the form of, at the Holder’s option, (A) a certified or bank cashier’s check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company.

(b)                                 As used herein:

(i)                         “Fair Market Value” of a security shall mean, on any given day, the average of the last reported sale prices for the last ten (10) trading days as officially reported by the principal securities exchange or “over the counter” (including on the pink sheets or bulletin board) exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or sold “over the counter,” the average closing sale price as furnished by the NASD through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, the “Fair Market Value” shall be as determined by the Board of Directors of the Company in good faith, absent manifest error.

(c)                                  Cashless Exercise.  In the event that a registration statement covering the Warrant Shares has not been declared effective by the Securities and Exchange Commission and such registration statement is not effective at the time of the exercise of this Warrant, this Warrant may be exercised during the Exercise Period in such circumstances by means of a “cashless exercise” in which the Holder shall be entitled to receive, without the payment by the Holder of any additional consideration, (i) a certificate for the number of Stock Warrants contained in the Units represented by this Warrant and (ii) a certificate for the number of Warrant Shares per Unit equal to the number as is computed using the following formula:

X = 100 (A-B)

  A

where

X = the number of Warrant Shares per Unit to be issued to the Holder pursuant to this Warrant.

A = the Fair Market Value (as defined above) of 100 Warrant Shares.

B = the Exercise Price in effect at the time the cashless exercise election is made pursuant to this Section 1(c).

(d)                                 Upon the exercise of this Warrant, the Company shall issue and cause promptly to be delivered upon such exercise to, or upon the written order of, the Holder a certificate or certificates for the number of full Warrant Shares and Stock Warrants to which such Holder shall be entitled; provided, that, if the Company maintains a direct registration system for its Common Stock and Stock Warrants then such Warrant Shares and Stock Warrants may be issued in electronic book-entry.  Any reference in this Warrant to the issuance of a certificate or the certificates representing the Warrant Shares and Stock Warrants shall also be deemed a reference to the electronic book-entry issuance of such Warrant Shares and Stock Warrants.

(e)                                  If this Warrant is exercised in respect of less than all of the Units evidenced by this Warrant at any time prior to the end of the Exercise Period, a new Warrant evidencing the remaining Units shall be issued to the Holder, or its nominee(s), without charge therefor.

(f)                                    Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit C duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Any such transfer shall be immediately recorded in the Company’s books, records and warrant register.

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2.                                       The Exercise Price for the Warrants in effect from time to time shall be subject to adjustment as follows:

(a)                                  If the Company, at any time while this Warrant is outstanding: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iii) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment required by this Section 2(a) shall be made immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. The exercise price for the Stock Warrants underlying the Units shall be subject to adjustment in a corresponding manner.

(b)                                 If the Company, at any time while this Warrant is outstanding, shall distribute to all or substantially all holders of Common Stock (and not to the Holder) evidence of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which (i) the denominator shall be the Fair Market Value per share of Common Stock determined as of the record date mentioned above and (ii) the numerator shall be such Fair Market Value per share of Common Stock on such record date less the then per share fair market value at such record date of the portion of such evidence of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed applicable to one outstanding share of the Common Stock, which fair market value shall be reduced by the fair market value of consideration, if any, paid to the Company by holders of Common Stock in exchange for such evidence of indebtedness or assets or rights or warrants so distributed, in each case as such Fair Market Value is determined by the Board of Directors of the Company in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of evidences of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(c)                                  All calculations under this Section 2 shall be made by the Company in its sole discretion such that each Holder shall have as near as reasonably practicable the same economic interest, rights and obligations immediately following the event requiring adjustment under this Section 2 as those immediately prior to such event.

(d)                                 The Company shall not be required upon the exercise of this Warrant to issue any fractional shares.  If any fraction of a Warrant Share would, except for the provisions of this paragraph, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the next whole share.

3.                                       If the registration statement covering the Warrant Shares issued on exercise of the Warrants is no longer effective, then this Warrant may only be exercised on a cashless basis pursuant to Section 1(c) above. In such case, the Warrant Shares shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear an appropriate restrictive legend, unless such Warrant Shares are eligible for resale without restriction under Rule 144 under the Securities Act of 1933, as amended, and are in fact resold pursuant thereto.

4.                                       The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, without charge, of like date, tenor and denomination, in lieu of such Warrant or stock certificate.

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5.                                       The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would cause a breach or violation of the Company’s obligations under any applicable rules or regulations of any market on which the Company’s securities trade.

6.                                       The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant or any Stock Warrants beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation provisions of this section may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company to change the Beneficial Ownership Limitation applicable to such Holder to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this section shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

7.                                       Status as a Stockholder.

(a)                                  The Holder shall not have, solely on account of its status as a holder of a Warrant, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

(b)                                 No provision hereof, in the absence of affirmative action by the Holder to receive Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

8.                                       Fundamental Transaction.

(a)                                  If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and such offer has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for securities other than the Company’s securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off

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or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 6 on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6 on the exercise of this Warrant).

(b)                                 For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  Notwithstanding anything to the contrary, in the event of a Fundamental Transaction that is (1) an all cash transaction, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act, or (3) a Fundamental Transaction involving a person or entity not traded on a national securities exchange, including, but not limited to, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market, the Company or any Successor Entity (as defined below) or the Holder shall, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction, have the right to purchase or sell this Warrant by paying an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction.  “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the end of the Exercise Period, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the trading day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the end of the Exercise Period.

(c)                                  The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 8 pursuant to a written agreement in customary form and substance prior to such Fundamental Transaction and shall, at the option of the holder of this Warrant, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction).  Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under

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this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.  For purposes of this Warrant, “Person” means an individual, sole proprietorship, corporation, partnership, limited partnership, limited liability company, association, joint venture, trust, statutory trust, unincorporated organization, estate or other mutual company, joint stock company, estate, union, employee organization, bank, trust company, land trust or other organization, whether or not a legal entity.

9.                                       All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered, sent by facsimile, or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, the day when delivered via facsimile or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address set forth below, unless such address is changed by notice to the other party hereto:

if to the Company:

Advanced Life Sciences Holdings, Inc.

1440 Davey Road

Woodridge, IL 60517

Attention: Chief Financial Officer

Fax:

if to the Holder: As set forth in the Warrant Register of the Company.

The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party.

10.                                 Warrant Agent.  Onyx Stock Transfers, LLC (“Onyx”) shall serve as warrant agent under this Warrant.  Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent.  Any corporation into which Onyx or any new warrant agent may be merged or any corporation resulting from any consolidation to which Onyx or any new warrant agent shall be a party or any corporation to which Onyx or any new warrant agent transfers substantially all of its corporate trust or stockholder services business shall be a successor warrant agent under this Warrant without any further act.  Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

11.                                 The provisions of this Warrant may not be amended, modified or changed except by an instrument in writing signed by each of the Company and the Holder.

12.                                 All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.

13.                                 The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of New York, as applied to contracts made and performed within such State, without regard to principles of conflicts of law.

14.                                 The provisions hereof have been and are made solely for the benefit of the Company and the Holder, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.

15.                                 The headings in this Warrant are for convenience only and shall not limit or otherwise affect the meaning hereof.

16.                                 If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or

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invalidated, and the parties shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

17.                                 This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter. Notwithstanding the foregoing, this Warrant is subject to the terms and conditions of any warrant agent agreement between the Company and the warrant agent, a copy of which will be available as an exhibit in the filings that the Company makes with the Securities and Exchange Commission or by request to the Company at the address set forth in Section 9.

18.                                 The Company agrees to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.

19.                                 Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant, or any agreement contemplated hereunder, and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.

[Signature Page Follows]

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Dated as of: , 20

ADVANCED LIFE SCIENCES HOLDINGS, INC.

By:
Name:
Title:

SIGNATURE PAGE TO ADVANCED LIFE SCIENCES HOLDINGS, INC. WARRANT

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EXHIBIT A

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Form of Warrant for the Purchase of

Shares of Common Stock, Par Value $0.01 per Share

No.

Issue Date:

THIS CERTIFIES that, for consideration, the receipt and sufficiency of which are hereby acknowledged, and other value received,                            (the “Holder”) is entitled to subscribe for, and purchase from, ADVANCED LIFE SCIENCES HOLDINGS, INC., a Delaware corporation (the “Company”), upon the terms and conditions set forth herein, at any time or from time to time six months after the date this warrant is issued (the “Initial Exercise Date”) until five years after the Issue Date (the “Exercise Period”), up to an aggregate of                       shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company. This Warrant is initially exercisable at a price of $               per share, subject to adjustment as described in this Warrant. The term “Exercise Price” shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share. The Company may, in its sole discretion, reduce the then current Exercise Price to any amount or extend the Exercise Period, at any time. Such modifications to the Exercise Price or Exercise Period may be temporary or permanent.

As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a “Warrant Share.”

1.                                       Exercise of this Warrant.

(a)                                  Subject to the terms of this Warrant, this Warrant may be exercised at any time in whole and from time to time in part, at the option of the Holder, on or after the Initial Exercise Date and on or prior to the end of the Exercise Period. This Warrant shall initially be exercisable in whole or in part for that number of fully paid and nonassessable shares of Common Stock as indicated on the first page of this Warrant, for an exercise price per share equal to the Exercise Price, by delivery to the Company at its office at 1440 Davey Road, Woodridge, Illinois 60517, or at such other place as is designated in writing by the Company, of:

(i)                         a completed Election to Purchase, in the form set forth in Exhibit A, executed by the Holder exercising all or part of the purchase rights represented by this Warrant;

(ii)                      this Warrant; and

(iii)                   subject to Section 1(c) below, payment of an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise in the form of, at the Holder’s option, (A) a certified or bank cashier’s check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company.

(b)                                 As used herein:

(i)                         “Fair Market Value” of a security shall mean, on any given day, the average of the last reported sale prices for the last ten (10) trading days as officially reported by the principal securities exchange or “over the counter” (including on the pink sheets or bulletin board) exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or sold “over the counter,” the average closing sale price as furnished by the NASD through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, the “Fair Market Value” shall be as determined by the Board of Directors of the Company in good faith, absent manifest error.

(c)                                  Cashless Exercise.  In the event that a registration statement covering the Warrant Shares has not been declared effective by the Securities and Exchange Commission and such registration statement is not effective at the time of the exercise of this Warrant, this Warrant may be exercised during the Exercise Period in such circumstances by means of a “cashless exercise” in which the Holder shall be entitled to receive, without the payment by the Holder of any additional consideration, a certificate for the number of Warrant Shares equal to the number as is computed using the following formula:

X = Y (A-B)

  A

where

X = the number of Warrant Shares to be issued to the Holder pursuant to this Warrant.

Y = the number of Warrant Shares covered by this Warrant with respect to which the cashless exercise election is made pursuant to this Section 1(c).

A = the Fair Market Value (as defined above) of one Warrant Share.

B = the Exercise Price in effect at the time the cashless exercise election is made pursuant to this Section 1(c).

(d)                                 Upon the exercise of this Warrant, the Company shall issue and cause promptly to be delivered upon such exercise to, or upon the written order of, the Holder a certificate or certificates for the number of full Warrant Shares to which such Holder shall be entitled; provided, that, if the Company maintains a direct registration system for its Common Stock then such Warrant Shares may be issued in electronic book-entry.  Any reference in this Warrant to the issuance of a certificate or the certificates representing the Warrant Shares shall also be deemed a reference to the electronic book-entry issuance of such Warrant Shares.

(e)                                  If this Warrant is exercised in respect of less than all of the Warrant Shares evidenced by this Warrant at any time prior to the end of the Exercise Period, a new Warrant evidencing the remaining Warrant Shares shall be issued to the Holder, or its nominee(s), without charge therefor.

(f)                                    Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Any such transfer shall be immediately recorded in the Company’s books, records and warrant register.

2.                                       The Exercise Price for the Warrants in effect from time to time shall be subject to adjustment as follows:

(a)                                  If the Company, at any time while this Warrant is outstanding: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iii) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment required by this Section 2(a) shall be made immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b)                                 If the Company, at any time while this Warrant is outstanding, shall distribute to all or substantially all holders of Common Stock (and not to the Holder) evidence of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which (i) the denominator shall be the Fair Market Value per share of Common Stock determined as of the record date mentioned above and (ii) the numerator shall be such Fair Market Value per share of Common Stock on such record date less the then per share fair market value at such record date of the portion of such evidence of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed applicable to one outstanding share of the Common Stock, which fair market value shall be reduced by the fair market value of consideration, if any, paid to the Company by holders of Common Stock in exchange for such evidence of indebtedness or assets or rights or warrants so distributed, in each case as such Fair Market Value is determined by the Board of Directors of the Company in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of evidences of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(c)                                  All calculations under this Section 2 shall be made to the nearest cent.

(d)                                 The Company shall not be required upon the exercise of this Warrant to issue any fractional shares.  If any fraction of a Warrant Share would, except for the provisions of this paragraph, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the next whole share.

3.                                       If the registration statement covering the Warrant Shares issued on exercise of the Warrants is no longer effective, then this Warrant may only be exercised on a cashless basis pursuant to Section 1(c) above. In such case, the Warrant Shares shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear an appropriate restrictive legend, unless such Warrant Shares are eligible for resale without restriction under Rule 144 under the Securities Act of 1933, as amended, and are in fact resold pursuant thereto.

4.                                       The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, without charge, of like date, tenor and denomination, in lieu of such Warrant or stock certificate.

5.                                       The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would cause a breach or violation of the Company’s obligations under any applicable rules or regulations of any market on which the Company’s securities trade.

6.                                       The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation provisions of this section may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company to change the Beneficial Ownership Limitation applicable to such Holder to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this section shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

7.                                       Status as a Stockholder.

(a)                                  The Holder shall not have, solely on account of its status as a holder of a Warrant, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

(b)                                 No provision hereof, in the absence of affirmative action by the Holder to receive Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

8.                                       Fundamental Transaction.

(a)                                  If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and such offer has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for securities other than the Company’s securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 6 on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6 on the exercise of this Warrant).

(b)                                 For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  Notwithstanding anything to the contrary, in the event of a Fundamental Transaction that is (1) an all cash transaction, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act, or (3) a Fundamental Transaction involving a person or entity not traded on a national securities exchange, including, but not limited to, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market, the Company or any Successor Entity (as defined below) or the Holder shall, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction, have the right to purchase or sell this Warrant by paying an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction.  “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the end of the Exercise Period, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the trading day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the end of the Exercise Period.

(c)                                  The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 8 pursuant to a written agreement in customary form and substance prior to such Fundamental Transaction and shall, at the option of the holder of this Warrant, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction).  Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.  For purposes of this Warrant, “Person” means an individual, sole proprietorship, corporation, partnership, limited partnership, limited liability company, association, joint venture, trust, statutory trust, unincorporated organization, estate or other mutual company, joint stock company, estate, union, employee organization, bank, trust company, land trust or other organization, whether or not a legal entity.

9.                                       All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered, sent by facsimile, or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, the day when delivered via facsimile or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address set forth below, unless such address is changed by notice to the other party hereto:

if to the Company:

Advanced Life Sciences Holdings, Inc.

1440 Davey Road

Woodridge, IL 60517

Attention: Chief Financial Officer

Fax:

if to the Holder: As set forth in the Warrant Register of the Company.

The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party.

10.                                 Warrant Agent.  Onyx Stock Transfers, LLC (“Onyx”) shall serve as warrant agent under this Warrant.  Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent.  Any corporation into which Onyx or any new warrant agent may be merged or any corporation resulting from any consolidation to which Onyx or any new warrant agent shall be a party or any corporation to which Onyx or any new warrant agent transfers substantially all of its corporate trust or stockholder services business shall be a successor warrant agent under this Warrant without any further act.  Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

11.                                 The provisions of this Warrant may not be amended, modified or changed except by an instrument in writing signed by each of the Company and the Holder.

12.                                 All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.

13.                                 The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of New York, as applied to contracts made and performed within such State, without regard to principles of conflicts of law.

14.                                 The provisions hereof have been and are made solely for the benefit of the Company and the Holder, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.

15.                                 The headings in this Warrant are for convenience only and shall not limit or otherwise affect the meaning hereof.

16.                                 If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

17.                                 This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter. Notwithstanding the foregoing, this Warrant is subject to the terms and conditions of any warrant agent agreement between the Company and the warrant agent, a copy of which will be available as an exhibit in the filings that the Company makes with the Securities and Exchange Commission or by request to the Company at the address set forth in Section 9.

18.                                 The Company agrees to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.

19.                                 Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant, or any agreement contemplated hereunder, and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.

[Signature Page Follows]

Dated as of: , 20

ADVANCED LIFE SCIENCES HOLDINGS, INC.

By:
Name:
Title:

SIGNATURE PAGE TO ADVANCED LIFE SCIENCES HOLDINGS, INC. WARRANT

EXHIBIT A

ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered (or, if the Company maintain a direct registration system for its Common Stock, then such shares of Common Stock shall be issued in electronic book-entry with any required notice of such electronic entry provided to the undersigned) as follows:

PORTION OF WARRANT BEING EXERCISED: (check applicable box or fill in number of Warrant Shares):

Entire Warrant ☐

Warrant
Shares

ISSUE TO:
(Name)

(Address, Including Zip Code)

(Social Security or Tax Identification Number)

DELIVER TO:
(Name)

(Address, Including Zip Code)

In payment of the purchase price with respect to this Warrant exercised, the undersigned hereby either (A) tenders payment of $               by (i) certified or bank cashiers check payable to the order of the Company ☐; or (ii) a wire transfer of such funds to an account designated by the Company ☐ (check applicable box) or (B) hereby provides notice to the Company that the undersigned is exercising this Warrant pursuant to the Cashless Exercise set forth in Section 1(c) of the Warrant, provided, however, in the event the a registration statement covering the Warrant Shares has been declared effective by the Securities and Exchange Commission and such registration statement is effective at the time of the exercise of this Warrant, any Cashless Exercise election and notice shall be deemed void and invalid and the payment of the purchase price with respect this Warrant shall be the exclusive manner of purchase to be made pursuant to clause (A) above.  If the number of Warrant Shares hereby exercised is fewer than all the Warrant Shares represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrant Shares not exercised to be issued and delivered as set forth below:

Name of Holder or Assignee:	(Please Print)

Address:

Signature:

DATED:	, 20

(Signature must conform in all respects to name of holder as specified on the fact of this Warrant)

Signature Guaranteed:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

.

Dated:                     ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT B

ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant and to purchase the shares of Common Stock, Stock Warrants or other securities issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered (or, if the Company maintain a direct registration system for its Common Stock and Stock Warrants, then such shares of Common Stock and Stock Warrants shall be issued in electronic book-entry with any required notice of such electronic entry provided to the undersigned) as follows:

PORTION OF WARRANT BEING EXERCISED: (check applicable box or fill in number of Warrant Shares and Stock Warrants):

Entire Warrant ☐

Warrant
Shares

ISSUE TO:
(Name)

(Address, Including Zip Code)

(Social Security or Tax Identification Number)

DELIVER TO:
(Name)

(Address, Including Zip Code)

In payment of the purchase price with respect to this Warrant exercised, the undersigned hereby either (A) tenders payment of $               by (i) certified or bank cashiers check payable to the order of the Company ☐; or (ii) a wire transfer of such funds to an account designated by the Company ☐ (check applicable box) or (B) hereby provides notice to the Company that the undersigned is exercising this Warrant pursuant to the Cashless Exercise set forth in Section 1(c) of the Warrant, provided, however, in the event the a registration statement covering the Warrant Shares has been declared effective by the Securities and Exchange Commission and such registration statement is effective at the time of the exercise of this Warrant, any Cashless Exercise election and notice shall be deemed void and invalid and the payment of the purchase price with respect this Warrant shall be the exclusive manner of purchase to be made pursuant to clause (A) above.  If the number of Warrant Shares hereby exercised is fewer than all the Units represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Units not exercised to be issued and delivered as set forth below:

Name of Holder or Assignee:	(Please Print)

Address:

Signature:

DATED:	, 20

(Signature must conform in all respects to name of holder as specified on the fact of this Warrant)

Signature Guaranteed:

EXHIBIT C

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

.

Dated:                     ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.